Return to:
Prepared by:
Jack B. Owen, Jr., P.A.
4500 PGA Blvd., Ste. 304-B
Palm Beach Gardens, FL 33418
File # S09-909

Exhibit 10.21

NOTE AND MORTGAGE MODIFICATION

THIS AGREEMENT is made this 10th day of March, 2010, by and between **NURMI PROPERTIES, LLC, a Delaware corporation**, as to an undivided 90% interest and **ROBINETTE INVESTMENTS, LLC, a Florida limited liability company**, as to an undivided 10% interest ("Mortgagee") **FLORIDA GAMING CENTERS, INC., a Florida corporation, d/b/a MIAMI JAI-ALAI, d/b/a, W.J.A. REALTY and FLORIDA GAMING CORPORATION, INC., a Delaware corporation and CITY NATIONAL BANK OF FLORIDA, a Florida corporation; f/k/a CITY NATIONAL BANK OF MIAMI, a Florida banking corporation as Trustee under its Land Trust #5003471, dated January 1, 1979, ("Borrower") and CITY NATIONAL BANK OF FLORIDA, a Florida banking corporation; f/k/a CITY NATIONAL BANK OF MIAMI, a Florida banking corporation as Trustee under its Land Trust #5003471 dated January 1, 1979 and FLORIDA GAMING CENTERS, INC., a Florida corporation,** ("Mortgagor")

WITNESSETH:

WHEREAS, Mortgagor executed that certain Mortgage dated **December 11, 2009,** in favor of **NURMI PROPERTIES, LLC and ROBINETTE INVESTMENTS, LLC,** which mortgage was recorded on **December 18, 2009,** in **Official Records Book 27120, Page 2922**, and as modified by that certain Note and Mortgage Modification Agreement dated February 5, 2010, recorded __________, in Official Records Book ________, Page _________,("Mortgage"), of the Public Records of **Miami-Dade** County, Florida, encumbering the property legally described as follows:

See the attached Exhibit A

WHEREAS, the Mortgage secured that certain Promissory Note ("Note") from Borrower to **NURMI PROPERTIES, LLC, a Delaware corporation** and **ROBINETTE INVESTMENTS, LLC, a Florida limited liability company** dated **December 11, 2009,** in the original principal sum of **FIVE HUNDRED THOUSAND and NO/100 Dollars ($500,000.00)** as modified and increased to **$650,000.00** on February 5, 2010;

WHEREAS, the Promissory Note, Mortgage, Collateral Assignment of Agreements Affecting Real Estate, Security Agreement, Guaranty and all other collateral and loan documents executed in connection with the Loan are collectively referred to in this Agreement as the "Loan Documents", and

WHEREAS, Borrower has requested a Future Advance in the sum of **ONE HUNDRED FIFTY THOUSAND and 00/100 Dollars (U.S. $150,000.00) pursuant to Paragraph 19 of the Mortgage;**

NOW, THEREFORE, in consideration of TEN and 00/100 DOLLARS ($10.00) and other valuable consideration, the receipt of which is hereby acknowledged, Mortgagor and Mortgagee hereby agree as follows:

1. Each of the Statements made in the Recitals of this Agreement is true and correct.

****Documentary stamps are being paid on the future advance of $150,000.00.***

2. That Lender agrees to fund a Future Advance in the amount of **ONE HUNDRED FIFTY THOUSAND and 00/100 Dollars (U.S. $150,000.00)** to Borrower.

3. That the terms, provisions, and covenants of the Note and Mortgage, are hereby modified to include and secure this Future Advance so that the total amount due under the Note and Mortgage is **EIGHT HUNDRED THOUSAND and 00/100 Dollars (U.S. $800,000.00)**; and

4. Mortgagor certifies that the Loan Documents are in full force and effect and are valid and enforceable obligations and agreements of Mortgagor and in accordance with the terms and provisions thereof, and that there are no existing claims, defenses, and rights of set off that Mortgagor may have against Mortgagee or which may affect the enforceability by the Mortgagee of its security and its rights and remedies under the Note and the Loan Documents.

5. The Borrower and Mortgagor hereby reaffirm the Mortgage and Note as modified herein.

6. Borrower, Mortgagor and Mortgagee agree that the terms set forth in this Mortgage Modification do not represent a novation, and the terms of this Mortgage Modification do not affect the priority of the Mortgage. The Note, Mortgage and the Loan Documents remain fully binding upon and valid and enforceable against Borrower and Mortgagor.

7. All other terms and conditions of the Note and Mortgage shall remain unchanged.

IN WITNESS WHEREOF, Mortgagor has executed this Note and Mortgage Modification.

MORTGAGOR/BORROWER:

CITY NATIONAL BANK OF FLORIDA, a a Florida banking corporation as Trustee under its Land Trust #5003471, dated January 1, 1979

By: [signature]
Print Name: DOUGLAS J. HELSPER
Title: First Vice President and Trust Officer

[illegible] THIS
[illegible] LAND TRUST
NO. 2400 · 3471 [illegible] AND NO
[illegible]
[illegible] THE SAID
[illegible] OF THIS INSTRUMENT

STATE OF FLORIDA)
COUNTY OF MIAMI-DADE)

The foregoing instrument was acknowledged before me this 10th day of March, 2010 by DOUGLAS J. HELSPER, as 1st Vice President and Trust Officer of CITY NATIONAL BANK OF FLORIDA, a Florida banking corporation as Trustee under its Land Trust #5003471, dated January 1, 1979, who is personally known to me or who produced PERSONALLY KNOWN as identification and who did not take an oath.

WITNESS MY HAND AND OFFICIAL SEAL OF OFFICE

[signature]
Notary Public
Printed Name: ______________________
Commission Expires: ______________________

MAYRA A. ESPINOLA
Notary Public - State of Florida
My Comm. Expires Oct 28, 2013
Commission # DD 903796
Bonded Through National Notary Assn.

F:\WCRDDOC\Mae\Closing Docs\SLC Files\S09-909\Second Future Advance\Modification Agreement.DOC

BORROWER:

FLORIDA GAMING CORPORATION, a Delaware corporation

By: [signature] CEO
W. BENNETT COLLETT, CEO

MORTGAGOR/BORROWER:

FLORIDA GAMING CENTERS, INC., a Florida corporation

By: [signature], CEO
W. BENNETT COLLETT, CEO

STATE OF FLORIDA)
) ss.:
COUNTY OF PALM BEACH)

The foregoing instrument was acknowledged before me this 19th day of March, 2010 by **W. BENNETT COLLETT, as CEO of FLORIDA GAMING CENTERS, INC., a Florida corporation and FLORIDA GAMING CORPORATION, a Delaware corporation**, who is personally known to me or who produced __________________ as identification and who did not take an oath.

WITNESS MY HAND AND OFFICIAL SEAL OF OFFICE.

[signature]
Notary Public
Printed Name: ____________
Commission Expires: ____________

ELLAMAE SEYBOTH
MY COMMISSION # DD 796480
EXPIRES: June 20, 2012
Bonded Thru Budget Notary Services

F:\WORDDOC\Mae\Closing Docs\SLC Files\S09-909\Second Future Advance\Modification Agreement.DOC

MORTGAGEE:

NURMI PROPERTIES, LLC, a Delaware limited liability company

By: ______________________
M. WHITMAN BEASLEY, JR. Manager

ROBINETTE INVESTMENTS, LLC, a Florida limited liability company

By: ______________________
STEVEN L. CRAIG, Managing Member

STATE OF Florida)
) ss.:
COUNTY OF Palm Beach)

The foregoing instrument was acknowledged before me this 10th day of March, 2010 by **M WITHMAN BEASLEY, JR.**, as **Manager** of **NURMI PROPERTIES, LLC, a Delaware limited liability company**, who is personally known to me or who produced ______________________ as identification and who did not take an oath.

WITNESS MY HAND AND OFFICIAL SEAL OF OFFICE.

____
Notary Public
Printed Name: ______________________
Commission Expires: ______________________

ELLAMAE SEYBOTH
MY COMMISSION # DD 796480
EXPIRES: June 20, 2012
Bonded Thru Budget Notary Services

STATE OF FLORIDA)
) ss.:
COUNTY OF PALM BEACH)

The foregoing instrument was acknowledged before me this 10th day of March, 2010 by **STEVEN L. CRAIG, as Managing Member of ROBINETTE INVESTMENTS, LLC, a Florida limited liability company**, who is personally known to me or who produced ______________________ as identification and who did not take an oath.

WITNESS MY HAND AND OFFICIAL SEAL OF OFFICE.

____
Notary Public
Printed Name: ______________________
Commission Expires: ______________________

ELLAMAE SEYBOTH
MY COMMISSION # DD 796480
EXPIRES: June 20, 2012
Bonded Thru Budget Notary Services

Title No.: 300905538

LEGAL DESCRIPTION

EXHIBIT "A"

Tract A, of FRONTON HEIGHTS ADDITION, according to the Plat thereof, as recorded in Plat Book 90, at Page 20, of the Public Records of Miami-Dade County, Florida.

LESS

PARCEL NO. 155 (FEE SIMPLE), taken by Miami-Dade County by virtue of that certain Stipulated Order of Taking and Final Judgment recorded March 19, 2009, in Official Records Book 26794, Page 1330, and being more particularly described as follows:

A portion of Tract "A" of FRONTON HEIGHTS ADDITION according to the plat thereof recorded in Plat Book 90 at Page 20 of the Public Records of Miami-Dade County Florida, said portion being more particularly described as follows:

Commence at the Northwest corner of the NW 1/4 of Section 28, Township 53 South, Range 41 East, thence run S 87°5 8' 59" W for 343.10 feet to a point of intersection with non-tangent circular curve in the Metro-Rail Baseline having a radius of 1355 feet, the center point of which lies on a bearing of S 57°39'44" E from said point of intersection; thence run Southwesterly 47.88 feet along the arc of said curve, which is concave Southeasterly, through a central angle of 2°01'29" feet to a point on the North line of said Tract "A" and the POINT OF BEGINNING; thence S 87°58'59" W along said North Line of Tract "A", for 14.76 feet to a point of intersection with a non-tangent circular curve having a radius of 1367.50 feet, the center point of which lies on a bearing of S 60°01'04" E from the point of intersection last mentioned; thence run Southwesterly to Southerly for 430.40 feet along the arc of said curve, which is concave Southeasterly, through a central angle of 18°01'59" to a point of compound curvature (PCC) with a circular curve having a radius of 1537.11 feet; thence Southerly for 63.94 feet along the arc of said curve, which is concave Easterly, through a central angle of 2°23'00" to the Southwesterly line of said Tract "A"; thence S 31°54'05" E, along said Southwesterly line of Tract "A", for 50.99 feet to the point of curvature of a non-tangent curve in said Southwesterly line of Tract "A", having a radius of 2829.93 feet, the center point of which lies on a bearing of N 33°32'07" E from said point of curvature; thence Southeasterly for 8.39 feet, along the arc of said curve, which is concave Northeasterly, in the Southwesterly line of Tract "A", through a central angle of 0°10'12" to a point of intersection with a non-tangent circular curve having a radius of 3198.83 feet, the center point of which lies on a bearing S81°26'44"E from the point of intersection last mentioned; thence Northerly for 28.54 feet along the arc of said curve, which is concave Easterly, through a central angle of 0°30'40" to a point of compound curvature (PCC) with a circular curve having a radius of 1496.11 feet; thence Northerly along the arc of said curve, which is concave Easterly, for 75.29 feet, through a central angle of 2°53'00" to a point of compound curvature (PCC) with a circular curve, having a radius of 1326.50 feet; thence Northeasterly for 443.27 feet along the arc of said curve, which is concave Southeasterly, through a central angle of 19°08'47" to the North line of said Tract "A"; thence S 87°58'59" W along said North line of Tract "A" for 33.88 feet to the POINT OF BEGINNING.